[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


                               [graphic omitted]


                         MFS(R) NEW
                         DISCOVERY FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000



                       -----------------------------------
                       MUTUAL FUND GIFT KITS (see page 31)
                       -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

March 15, 2000

--------------
(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Brian E. Stack]
      Brian E. Stack

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of 81.85%, Class B shares 81.18%, Class C shares 81.32%, and Class I shares 82.13%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 35.82% return over the same period for the Fund's benchmark, the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. These returns also compare to an 83.21% return for the average small-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. As a group, small-company stock performance began to come back strongly in the fourth quarter of 1999, after a period in which small-cap performance was overshadowed by that of larger caps and in which the markets seemed to favor a very narrow group of stocks within the large-cap category. Technology in all of its forms, including semiconductors, software, and the Internet, spearheaded the comeback of small-cap stocks, and the portfolio's overweighting in technology contributed strongly to its outperformance relative to the Russell 2000.

   The performance of information technology services companies, particularly those providing Internet-based applications, also came back strongly in late 1999. Stocks in services companies had underperformed for much of the year because, we believe, investors feared that corporations would postpone buying new software until the Year 2000 (Y2K) event was behind us. As it became clear that companies in general were well prepared for Y2K, stocks in services companies began to rebound. The Fund is overweighted in these companies because we believe that, by and large, they have well-constructed business models and provide a good way to profit from the diffusion of technology throughout society. Holdings in this sector that performed strongly over the past six months include SmartForce, which provides Web-based training to information technology professionals, and Technology Solutions Company, which provides information technology consulting to major corporations, particularly in the area of customer relationship management.

Q. WERE THERE ANY AREAS THAT UNDERPERFORMED DURING THE PERIOD?

A. One area that disappointed us was health care. The Fund is invested in several companies that provide new medical technologies and health care cost containment. Ordinarily, we would expect these to be good investments, because our population is aging while health care has become more technological and more costly. Unfortunately, reimbursement has recently been a problematic issue, with Medicare, one of the biggest health care payers, under pressure to cut costs. That has negatively influenced the entire health care sector. We remain optimistic that holdings like Caremark, a relatively unknown company that provides pharmacy benefit and disease management services, will see rising share prices once investor sentiment toward health care issues improves.

   A company in the health care sector that performed very well this period, however, was Cytyc. The company produces a new, more-effective Pap test that appears to be poised to dominate the U.S. market. Through our Original Research(SM) process, we uncovered this company very early in its history. As the company has overcome various hurdles, including FDA approval and acceptance by insurers, we have seen the stock price rise accordingly; in the second half of last year, the price more than doubled on news of better-than-expected acceptance in initial trials in the Northeast, as well as acceptance for reimbursement by a leading player in the health insurance industry.

Q. COULD YOU DESCRIBE THE FUND'S APPROACH TOWARD SMALL-CAP INVESTING?

A. Our overall strategy in the portfolio is to buy stock in young, small-cap growth companies. We buy shares in companies that we believe have qualities that will enable them to someday grow into big companies, namely: unique products and services; barriers to competition which provide defense against new entrants; and fundamental attributes that are the hallmarks of most good businesses, such as high profit margins, strong cash flow, and good management. What distinguishes our approach is our heavy reliance on our own research, which we believe enables us to take positions early in a company's life cycle. We try to select companies about which we have a high level of conviction, that we can own for several years with the prospect of their growing into bigger enterprises -- at which point we may sell them as they graduate to be mid cap or large cap.

   A company that fits that description is PMC-Sierra. We began buying the stock at a time when a lot of people didn't want to look at PMC because some of its mature businesses were experiencing decelerating growth and declining margins. But what was less apparent to someone taking a brief glance at PMC, and what our research pointed out, was the potential of its embryonic business providing integrated circuits to the communications environment -- to companies like Cisco that today are putting the Internet in place. So we bought into this lesser-known company when its market capitalization was about $400 million. The stock has appreciated considerably, more than doubling in the past six months alone, and PMC has grown into a $20 billion company. In fact, we've had to trim our position back because PMC's market cap is now too large for the company to be a sizable position in a small-cap fund. So our experience with PMC-Sierra is emblematic of what can happen when we do our job right.

Q. HOW ARE YOU APPROACHING THE CURRENT VOLATILITY IN THE MARKETS?

A. The Fund should be viewed as a core growth portfolio as opposed to a momentum or an extremely aggressive growth offering. We have bought companies whose valuations, we believe, are defensible in view of our fundamental analysis, and which we generally believe are viable over a potential three- to five-year holding period as these companies mature.

   In this market, that has precluded our having a larger weighting in dot.com Internet stocks. We find many of these companies problematic in a number of ways. Their businesses often lack barriers to entry, so future competition can easily imperil their long-term picture. Also, many of them are just bleeding cash and will require significant further financing, which is by no means assured. What we have preferred to do is find creative, derivative ways of capitalizing on the Internet -- with investments in semiconductor firms, software companies providing infrastructure for the Internet, business services companies as mentioned earlier, and even old-line companies that are migrating to an Internet delivery model.

   We feel this approach is the best way we can balance risk against reward for our investors. One of the things we're very proud of is that, in managing this portfolio for the long term, we believe we've been able to get most of the upside in good markets and afford our investors a relative cushion in tough ones.

Q. HOW DOES THE FUTURE LOOK FOR SMALL-CAP INVESTING?

A. Having recently been out of favor, small caps are on average selling at lower valuations and, we feel, possess greater growth prospects than large-cap companies. It appears to us that small-cap stocks are where the action is, from the point of view of earnings growth and top-line growth, and recent market performance would seem to bear that out: the Russell 2000 has significantly outperformed the Standard & Poor's 500 Composite Index (the S&P 500) over both the six-month and one-year periods ended February 29, 2000.(1) So we would argue that the small-cap asset class is historically attractive and is going to get increasing attention as a sector of the investment landscape.

/s/ Brian E. Stack
    Brian E. Stack
    Portfolio Manager

--------------
(1) The S&P 500 is a popular, unmanaged index of common stock total return performance. For the six-month period ended February 29, 2000, the Russell 2000 returned 35.82% versus a return of 4.11% for the S&P 500; for the one-year period ended on the same date, the Russell 2000 returned 49.28% versus a return of 11.73% for the S&P 500.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   BRIAN E. STACK IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) NEW DISCOVERY FUND, MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND, AND THE NEW DISCOVERY SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) NEW DISCOVERY SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

   MR. STACK JOINED MFS IN 1993 AS A RESEARCH ANALYST FOLLOWING THE CHEMICAL, HOSPITAL MANAGEMENT, HEALTH MAINTENANCE ORGANIZATIONS, MEDICAL SERVICES, AND BUSINESS SERVICES INDUSTRIES. HE WAS NAMED PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE HAD WORKED AS AN EQUITY ANALYST SINCE 1987. HE IS A GRADUATE OF BOSTON COLLEGE AND HAS AN M.B.A. DEGREE FROM THE UNIVERSITY OF VIRGINIA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JANUARY 2, 1997

  CLASS INCEPTION:              CLASS A  JANUARY 2, 1997
                                CLASS B  NOVEMBER 3, 1997
                                CLASS C  NOVEMBER 3, 1997
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $1.3 BILLION NET ASSETS AS OF FEBRUARY 29, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH FEBRUARY 29, 2000

CLASS A
                                                        6 Months       1 Year      3 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +81.85%     +106.64%     +210.21%      +213.01%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --         +106.64%     + 45.84%      + 43.55%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --         + 94.76%     + 42.99%      + 40.88%
----------------------------------------------------------------------------------------------------------

CLASS B
                                                        6 Months       1 Year      3 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +81.18%     +105.16%     +205.67%      +208.42%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --         +105.16%     + 45.13%      + 42.88%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --         +101.16%     + 44.65%      + 42.44%
----------------------------------------------------------------------------------------------------------

CLASS C
                                                        6 Months       1 Year      3 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +81.32%     +105.45%     +206.11%      +208.87%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --         +105.45%     + 45.20%      + 42.95%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --         +104.45%     + 45.20%      + 42.95%
----------------------------------------------------------------------------------------------------------

CLASS I
                                                        6 Months       1 Year      3 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +82.13%     +107.37%     +213.55%      +216.37%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --         +107.37%     + 46.36%      + 44.04%
----------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST STOCK SECTORS
[Graphic Omitted]

TECHNOLOGY               50.1%

CONGLOMERATES, SPECIAL
PRODUCTS/SERVICES        22.6%

ENERGY                    8.5%

HEALTH CARE               8.0%

UTILITIES &
COMMUNICATIONS            3.6%



TOP 10 STOCK HOLDINGS

RSA SECURITY, INC.  3.3%                              CAREMARK RX, INC.  1.9%
Provider of network and data security software        Health care cost-containment company

NETWORK SOLUTIONS, INC.  2.9%                         INTERMEDIA COMMUNICATIONS, INC.  1.8%
Provider of Internet domain name registration         Telecommunications services provider
services
                                                      MMC NETWORKS, INC.  1.6%
ETEC SYSTEMS, INC.  2.7%                              Semiconductor manufacturer
Manufacturer of imaging systems for semiconductor
manufacturing                                         IDEXX LABORATORIES, INC.  1.5%
                                                      Medical instruments company
SMARTFORCE PLC  2.1%
Provider of information technology (IT) education     ASPEN TECHNOLOGY, INC.  1.5%
software                                              Software supplier to manufacturing
                                                      industries
eLOYALTY CORP.  1.9%
Provider of customer service solutions to businesses

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 95.4%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.8%
  Advertising
    Avenue A, Inc.*                                                     1,300        $          93,600
--------------------------------------------------------------------------------------------------------
  Airlines - 0.5%
    Atlas Air, Inc.*                                                  133,364                3,225,742
    Skywest, Inc.                                                     108,367                3,217,145
                                                                                    ------------------
                                                                                    $        6,442,887
--------------------------------------------------------------------------------------------------------
  Auto Parts - 0.8%
    Brooks Automation, Inc.*                                          139,700       $       10,093,325
--------------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Radio One, Inc.*                                                   22,500       $        1,479,375
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    Affiliated Computer Services, Inc., "A"*#                         288,359       $        9,083,308
--------------------------------------------------------------------------------------------------------
  Business Services - 17.0%
    Airnet Commerce Corp.*                                             54,620       $        3,195,270
    BISYS Group, Inc.*#                                               151,536                7,813,575
    Complete Business Solutions, Inc.*                                382,000                7,592,250
    Computer Horizons Corp.*                                          197,300                4,389,925
    Dendrite International, Inc.*                                     374,449                9,220,807
    Diamond Technology Partners, Inc., "A"*                           107,450                7,346,894
    Digimarc Corp.*                                                    43,580                2,505,850
    EGL, Inc.*                                                        179,600                5,051,250
    eLoyalty Corp.*                                                   764,460               23,363,809
    IMRglobal Corp.*                                                  741,300                9,034,594
    infoUSA, Inc.*                                                    496,665                6,208,312
    Learning Tree International, Inc.*                                200,781                5,345,794
    Luminant Worldwide Corp.*                                          61,225                1,500,012
    Meta Group, Inc.*                                                 141,849                4,397,319
    Mettler Toledo International, Inc.*                                93,200                3,599,850
    Modis Professional Services, Inc.*                                674,811               10,628,273
    National Data Corp.#                                              382,700               11,863,700
    Navigant Consulting Co.*                                          708,500                6,819,312
    NCO Group, Inc.*                                                  128,200                2,996,675
    Network Solutions, Inc.*                                          111,600               35,984,025
    Nextel Partners, Inc.                                               4,420                  141,440
    Nextera Enterprises, Inc.*                                        425,400                4,254,000
    NOVA Corp.*                                                       727,772               16,784,242
    Probusiness Services, Inc.*                                       156,200                4,236,925
    Radiant Systems, Inc.*                                            343,200               17,546,100
    Renaissance Worldwide, Inc.*                                      179,627                  943,042
    Technology Solutions Co.*                                         695,160                5,039,910
    Turnstone Systems, Inc.*                                              400                   76,825
                                                                                    ------------------
                                                                                    $      217,879,980
--------------------------------------------------------------------------------------------------------
  Cellular Telephones
    Alamosa PCS Holdings, Inc.*                                         2,470       $           89,538
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    HNC Software, Inc.*#                                              115,100       $       11,322,962
    Verity, Inc.*                                                     183,800                9,810,325
                                                                                    ------------------
                                                                                    $       21,133,287
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 6.5%
    Concord Communications, Inc.*                                     135,200       $        6,050,200
    Concur Technologies, Inc.*                                        133,800                3,227,925
    Hyperion Solutions Corp.*                                         324,900               16,041,937
    Mastech Corp.*                                                    377,700               12,511,313
    RSA Security, Inc.*                                               604,535               40,466,062
    Tier Technologies, Inc.*                                          765,300                5,022,281
                                                                                    ------------------
                                                                                    $       83,319,718
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 17.0%
    Acxiom Corp.*                                                     126,500       $        3,652,688
    Apex, Inc.*                                                       121,300                5,443,338
    Aspen Technology, Inc.*                                           414,413               18,544,982
    AVT Corp.*                                                        244,500                6,463,969
    Banyan Systems, Inc.*                                             382,200               12,708,150
    Cambridge Technology Partners, Inc.*                              344,700                5,170,500
    CheckFree Holdings Corp.*                                          67,050                5,896,209
    Computer Network Technology Corp.*#                               452,000               11,328,250
    Crossroads Systems, Inc.*                                          25,000                3,568,750
    CSG Systems International, Inc.*                                  129,900                6,673,612
    Cysive, Inc.*                                                      41,950                4,488,650
    Etec Systems, Inc.*                                               278,500               32,802,078
    Exchange Applications Software*                                    89,000                9,667,625
    Harbinger Corp.*                                                  493,402               15,819,702
    Intelligroup, Inc.*                                               246,600               10,357,200
    MMC Networks, Inc.*                                               481,400               19,105,562
    New Era of Networks, Inc.*                                        133,100               12,195,287
    RAVISENT Technologies, Inc.*                                      331,700                4,643,800
    SLI International Software Ltd.*                                   69,400                5,885,987
    Transaction System Architects, Inc., "A"*                         321,576               14,511,117
    Wind River Systems, Inc.*                                         153,899                8,935,761
                                                                                    ------------------
                                                                                    $      217,863,217
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Sodexho Marriott Services, Inc.                                   302,000       $        3,359,750
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.0%
    Sportsline USA, Inc.*                                             291,525       $       13,446,591
--------------------------------------------------------------------------------------------------------
  Containers - 0.5%
    Ivex Packaging Corp.*                                             792,700       $        5,994,794
--------------------------------------------------------------------------------------------------------
  Electronics - 10.9%
    Alliance Semiconductor Corp.*                                     127,000       $        3,171,031
    Applied Micro Circuits Corp.*                                      31,500                8,664,469
    Burr-Brown Corp.*                                                 284,338               16,687,086
    Cable Design Technologies Corp.*                                  190,662                4,409,059
    Credence Systems Corp.*                                            75,000                9,993,750
    DuPont Photomasks, Inc.*#                                         190,600               11,150,100
    GaSonics International Corp.*#                                    263,000                8,629,687
    Integrated Device Technology, Inc.**                              265,200                9,779,250
    Intersil Holding Corp.*                                             2,320                  137,750
    MKS Instruments, Inc.*                                            114,100                5,191,550
    Photronics, Inc.*                                                 335,255               14,269,291
    PMC-Sierra, Inc.*                                                  44,800                8,649,200
    Quantum Effect Devices, Inc.*                                      47,820                4,608,653
    SIPEX Corp.*                                                      177,773                7,966,453
    Triquint Semiconductor, Inc.*                                     102,300               12,148,125
    Varian Semiconductor Equipment Associates, Inc.*                  148,700                8,643,187
    Veeco Instruments, Inc.                                            67,300                5,527,013
                                                                                    ------------------
                                                                                    $      139,625,654
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Emmis Broadcasting Corp., "A"*                                     97,200       $        3,547,800
    Macromedia, Inc.*                                                  75,200                6,500,100
    Spanish Broadcasting Systems, Inc.*                                83,075                1,588,809
    Young Broadcasting, Inc., "A"*                                     32,300                  779,238
                                                                                    ------------------
                                                                                    $       12,415,947
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Financial Federal Corp.*                                           94,200       $        1,613,175
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    S1 Corp.*                                                          73,841       $        7,430,251
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Del Monte Foods Co.*                                              480,600       $        6,007,500
    United States Foodservice Co.*                                    538,800                9,530,025
                                                                                    ------------------
                                                                                    $       15,537,525
--------------------------------------------------------------------------------------------------------
  Healthcare - 1.8%
    Caremark Rx, Inc.*                                              5,183,900       $       23,327,550
--------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Inspire Insurance Solutions, Inc.*                                949,000       $        3,677,375
--------------------------------------------------------------------------------------------------------
  Internet - 4.0%
    Digital Insight Corp.*                                             83,750       $        5,276,250
    DigitalThink, Inc.*                                                 1,040                   42,380
    Exactis.com, Inc.*                                                225,560                5,977,340
    Extensity, Inc.*                                                      900                   65,250
    FirePond, Inc.*                                                       560                   54,565
    HealthGate Data Corp.*                                             80,160                  841,680
    Homeseekers.com, Inc.*                                             86,900                1,477,300
    internet.com Corp.*                                                33,700                1,499,650
    Jupiter Communications, Inc.*                                     106,225                3,399,200
    L90, Inc.*                                                        102,270                2,128,494
    Lante Corp.*                                                      101,330                8,081,067
    Netopia, Inc.*                                                     44,200                3,812,250
    Netzee, Inc.*                                                     103,400                2,649,625
    Niku Corp.*                                                         1,860                  128,340
    Onesource Information Services, Inc.*                             283,500                2,445,188
    pcOrder.com, Inc.*                                                 79,880                2,116,820
    Proxicom, Inc.*                                                    31,400                1,314,875
    Ticketmaster Online-Citysearch, Inc.*                              70,100                2,445,833
    VeriSign, Inc.*                                                    30,100                7,615,300
                                                                                    ------------------
                                                                                    $       51,371,407
--------------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Applied Science and Technology, Inc.*                              79,800       $        2,758,087
    Asyst Technologies, Inc.*#                                        137,800                6,321,575
                                                                                    ------------------
                                                                                    $        9,079,662
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.5%
    Kemet Corp.*#                                                      99,100       $        6,088,456
--------------------------------------------------------------------------------------------------------
  Media - 0.1%
    YouthStream Media Networks, Inc.*                                  36,500       $          698,063
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    CONMED Corp.*                                                     207,100       $        5,695,250
    Haemonetics Corp.*                                                277,318                6,603,635
                                                                                    ------------------
                                                                                    $       12,298,885
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.8%
    Cyberonics, Inc.*                                                 218,000       $        5,559,000
    Cytyc Corp.*                                                      206,792                9,512,432
    IDEXX Laboratories, Inc.*                                         628,011               18,565,575
    IDX Systems Corp.*                                                228,337                8,277,216
    Impath, Inc.*                                                     129,300                4,234,575
    LifePoint Hospitals, Inc.*                                        272,100                4,098,506
    Martek Biosciences Corp.*                                         110,752                1,245,960
    Orthodontic Centers of America, Inc.*                             224,575                3,887,955
    Osteotech, Inc.*                                                  384,000                6,168,000
    Parexel International Corp.*                                      158,500                2,159,563
    Summit Technology, Inc.*#                                         231,500                1,736,250
    Superior Consultant Holdings Corp.*                               151,525                2,348,638
    Total Renal Care Holdings, Inc.*                                  870,437                2,611,311
    V. I. Technologies, Inc.*                                         345,421                3,065,611
    VISX, Inc.*                                                        62,000                1,050,125
                                                                                    ------------------
                                                                                    $       74,520,717
--------------------------------------------------------------------------------------------------------
  Oil Services - 4.5%
    Cooper Cameron Corp.*                                              89,100       $        4,922,775
    Dril-Quip, Inc.*                                                   81,245                2,757,252
    Global Industries, Inc.*                                        1,179,775               12,092,694
    Input/Output, Inc.*                                               727,597                4,411,057
    Key Energy Services, Inc.*                                        388,700                3,862,706
    National Oilwell, Inc.*                                           151,885                3,683,211
    Noble Drilling Corp.*                                             452,200               16,279,200
    Trico Marine Services, Inc.*                                      814,800                4,761,488
    Weatherford International, Inc.*                                  122,100                5,494,500
                                                                                    ------------------
                                                                                    $       58,264,883
--------------------------------------------------------------------------------------------------------
  Oils - 3.5%
    Houston Exploration Co.*                                          358,020       $        5,437,429
    Louis Dreyfus Natural Gas Corp.*                                  263,200                5,428,500
    Marine Drilling Companies, Inc.*                                  381,900                8,712,093
    Newfield Exploration Co.*                                         373,000               11,563,000
    Ocean Energy, Inc.*                                                66,000                  705,375
    Oceaneering International, Inc.*                                  454,100                8,627,900
    Santa Fe Snyder Corp.*                                            661,000                4,957,500
                                                                                    ------------------
                                                                                    $       45,431,797
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.9%
    Scholastic Corp.*                                                 226,796       $       11,750,868
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.8%
    Papa John's International, Inc.*                                  257,087       $        6,170,088
    Sonic Corp.*                                                      147,086                3,566,835
                                                                                    ------------------
                                                                                    $        9,736,923
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Sylvan Learning Systems, Inc.*                                    523,300       $        7,784,087
--------------------------------------------------------------------------------------------------------
  Stores - 0.4%
    CSK Auto Corp.*                                                   218,023       $        2,507,264
    Petco Animal Supplies, Inc.*                                      219,449                2,359,077
                                                                                    ------------------
                                                                                    $        4,866,341
--------------------------------------------------------------------------------------------------------
  Technology - 0.5%
    Varian, Inc.*                                                     179,100       $        7,141,613
--------------------------------------------------------------------------------------------------------
  Telecommunications - 7.6%
    Advanced Fibre Communications, Inc.*                              180,100       $       12,269,312
    Ancor Communications, Inc.*                                        33,100                1,981,863
    ANTEC Corp.*                                                      165,000                8,734,687
    Aware, Inc.*                                                       45,300                2,853,900
    California Amplifier, Inc.*                                       175,400                7,914,925
    Choice One Communications, Inc.*                                    2,040                  122,400
    Cypress Communications, Inc.*                                       3,880                   90,453
    Eloquent, Inc.*                                                       650                   21,856
    Intermedia Communications, Inc.*                                  357,038               22,604,968
    MGC Communications, Inc.*                                          16,400                1,131,600
    Natural Microsystems Corp.*                                       100,900                6,432,375
    Net Perceptions, Inc.*                                            100,700                4,921,713
    Pinnacle Holdings, Inc.*#                                         222,900               13,039,650
    Proxim, Inc.*#                                                     49,900                7,160,650
    Tekelec Co.*                                                      156,800                8,075,200
                                                                                    ------------------
                                                                                    $       97,355,552
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $    1,190,296,101
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.6%
  Ireland - 2.0%
    SmartForce PLC* (Business Services)                               582,341       $       25,522,807
--------------------------------------------------------------------------------------------------------
  Israel - 0.6%
    Fundtech Ltd. (Computer Software - Systems)*#                     219,400       $        8,419,475
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $       33,942,282
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $864,791,165)                                        $    1,224,238,383
--------------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.5%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 3/01/00,
      at Amortized Cost                                          $     44,195       $       44,195,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $908,986,165)                                   $    1,268,433,383
--------------------------------------------------------------------------------------------------------
Securities Sold Short - (0.4)%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
  Internet
    Retek, Inc.* (Proceeds Received, $6,705,024)                       95,830       $       (5,809,694)
--------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.6%                                                       20,560,122
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $    1,283,183,811
--------------------------------------------------------------------------------------------------------
*Non-income producing security.
#Security or a portion of the security was pledged to cover margin requirements for securities sold short. At the period end, the value of securities pledged amounted to $18,671,867.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $908,986,165)     $1,268,433,383
  Investment of cash collateral for securities loaned, at
    value (identified cost, $175,573,676)                      175,573,676
  Cash                                                             695,404
  Receivable for Fund shares sold                               18,101,985
  Receivable for investments sold                               15,338,478
  Dividends and interest receivable                                 46,892
  Other assets                                                         274
                                                            --------------
      Total assets                                          $1,478,190,092
                                                            --------------
Liabilities:
  Securities sold short, at value (proceeds received,
    $6,705,024)                                             $    5,809,694
  Payable for investments purchased                             11,994,654
  Payable for Fund shares reacquired                             1,567,433
  Collateral for securities loaned, at value                   175,573,676
  Payable to affiliates -
    Management fee                                                  29,712
    Distribution and service fee                                    21,262
  Accrued expenses and other liabilities                             9,850
                                                            --------------
      Total liabilities                                     $  195,006,281
                                                            --------------
Net assets                                                  $1,283,183,811
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $  788,651,561
  Unrealized appreciation on investments and translation
    of assets and liabilities
    in foreign currencies                                      360,342,518
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                      139,931,619
  Accumulated net investment loss                               (5,741,887)
                                                            --------------
      Total                                                 $1,283,183,811
                                                            ==============
Shares of beneficial interest outstanding                    50,030,884
                                                             ==========
Class A shares:
  Net asset value per share
    (net assets of $669,298,295 / 25,996,530 shares of
      beneficial interest outstanding)                         $25.75
                                                               ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                           $27.32
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $418,459,711 / 16,396,498 shares of
      beneficial interest outstanding)                         $25.52
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $174,889,088 / 6,846,701 shares of
      beneficial interest outstanding)                         $25.54
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $20,536,717 / 791,155 shares of
      beneficial interest outstanding)                         $25.96
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $     552,234
    Income on securities loaned                                         270,236
    Dividends                                                            79,707
    Foreign taxes withheld                                                 (254)
                                                                  -------------
      Total investment income                                     $     901,923
                                                                  -------------
  Expenses -
    Management fee                                                $   3,262,845
    Trustee's compensation                                               13,736
    Shareholder servicing agent fee                                     362,522
    Distribution and service fee (Class A)                              625,759
    Distribution and service fee (Class B)                            1,243,297
    Distribution and service fee (Class C)                              525,556
    Administrative fee                                                   39,189
    Custodian fee                                                       114,936
    Printing                                                             58,020
    Postage                                                              53,490
    Auditing fees                                                        15,001
    Legal fees                                                            1,604
    Miscellaneous                                                       332,682
                                                                  -------------
      Total expenses                                              $   6,648,637
    Fees paid indirectly                                                (31,823)
    Reimbursement of expenses to investment adviser                      26,996
                                                                  -------------
      Net expenses                                                $   6,643,810
                                                                  -------------
        Net investment loss                                       $  (5,741,887)
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 154,019,858
    Securities sold short                                            (1,150,428)
    Foreign currency transactions                                            12
                                                                  -------------
      Net realized gain on investments and foreign currency t     $ 152,869,442
                                                                  -------------
  Change in unrealized appreciation -
    Investments                                                   $ 321,670,505
    Securities sold short                                               895,330
                                                                  -------------
      Net unrealized gain on investments                          $ 322,565,835
                                                                  -------------
        Net realized and unrealized gain on
          investments and foreign currency                        $ 475,435,277
                                                                  -------------
          Increase in net assets from operations                  $ 469,693,390
                                                                  =============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 29, 2000               AUGUST 31, 1999
                                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $   (5,741,887)                $  (5,119,383)
  Net realized gain on investments and foreign currency
    transactions                                                 152,869,442                    15,706,643
  Net unrealized gain on investments and foreign
    currency translation                                         322,565,835                    79,461,676
                                                              --------------                 -------------
      Increase in net assets from operations                  $  469,693,390                 $  90,048,936
                                                              --------------                 -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $  (11,060,797)                $  (1,158,786)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (6,873,757)                   (1,050,387)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (2,912,203)                     (311,497)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (462,408)                      (59,727)
                                                              --------------                 -------------
      Total distributions declared to shareholders            $  (21,309,165)                $  (2,580,397)
                                                              --------------                 -------------
Net increase in net assets from Fund share transactions       $  327,135,403                 $ 246,652,515
                                                              --------------                 -------------
      Total increase in net assets                            $  775,519,628                 $ 334,121,054
Net assets:
  At beginning of period                                         507,664,183                   173,543,129
                                                              --------------                 -------------
  At end of period (including accumulated net investment
    loss of $5,741,887 and $0, respectively)                  $1,283,183,811                 $ 507,664,183
                                                              ==============                 =============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                                SIX MONTHS ENDED  -------------------------------------            AUGUST 31,
                                               FEBRUARY 29, 2000                1999               1998                 1997*
                                                     (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                     $14.59              $10.65             $13.07               $10.00
                                                          ------              ------             ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                         $(0.12)             $(0.16)            $(0.11)              $ 0.98
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       11.89                4.24              (0.36)                2.09
                                                          ------              ------             ------               ------
      Total from investment operations                    $11.77              $ 4.08             $(0.47)              $ 3.07
                                                          ------              ------             ------               ------
Less distributions declared to shareholders -
  From net investment income                              $   --              $   --             $(0.72)              $   --
  From net realized gain on investments and
    foreign currency transactions                          (0.61)              (0.14)             (1.23)                  --
                                                          ------              ------             ------               ------
      Total distributions declared to shareholders        $(0.61)             $(0.14)            $(1.95)                --
                                                          ------              ------             ------               ------
Net asset value - end of period                           $25.75              $14.59             $10.65               $13.07
                                                          ======              ======             ======               ======
Total return(+)                                            81.85%++            38.44%             (4.88)%              30.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.53%+              1.51%              1.53%                1.54%+
  Net investment income (loss)                             (1.27)%+            (1.13)%            (0.82)%              12.41%+
Portfolio turnover                                            72%                104%               196%                 887%
Net assets at end of period (000 Omitted)               $669,298            $248,710            $63,740                 $536

(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997, through December 31, 1999, and 0.30% thereafter. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                            $(0.12)             $(0.17)            $(0.12)              $ 0.89
  Ratios (to average net assets):
    Expenses##                                              1.52%+              1.57%              1.63%                3.10%+
    Net investment income (loss)                           (1.26)%+            (1.19)%            (0.92)%              10.81%+

  *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED           PERIOD ENDED
                                                    SIX MONTHS ENDED             AUGUST 31,             AUGUST 31,
                                                   FEBRUARY 29, 2000                   1999                  1998*
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                                             CLASS B
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                         $14.46                 $10.60                 $11.80
                                                              ------                 ------                 ------
Income (loss) from investment operations# -
  Net investment loss(S)                                      $(0.18)                $(0.24)                $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           11.77                   4.21                  (1.03)
                                                              ------                 ------                 ------
      Total from investment operations                        $11.59                 $ 3.97                 $(1.20)
                                                              ------                 ------                 ------
  Less distributions to shareholders from net realized
    gain on investments and foreign currency
    transactions                                              $(0.53)                $(0.11)                    --
                                                              ------                 ------                 ------
Net asset value - end of period                               $25.52                 $14.46                 $10.60
                                                              ======                 ======                 ======
Total return                                                   81.18%++               37.56%                (10.17)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    2.18%+                 2.16%                  2.18%+
  Net investment loss                                          (1.92)%+               (1.76)%                (1.49)%+
Portfolio turnover                                                72%                   104%                   196%
Net assets at end of period (000 Omitted)                   $418,460               $174,488                $82,032

(S)Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                                       $(0.18)                $(0.25)                $(0.18)
    Ratios (to average net assets):
      Expenses##                                                2.17%+                 2.22%                  2.28%+
      Net investment loss                                      (1.91)%+               (1.82)%                (1.59)%+

*For the period from the inception of Class B, November 3, 1997, through August 31, 1998.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED           PERIOD ENDED
                                                    SIX MONTHS ENDED             AUGUST 31,             AUGUST 31,
                                                   FEBRUARY 29, 2000                   1999                  1998*
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                             CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                         $14.47                 $10.61                 $11.80
                                                              ------                 ------                 ------

Income (loss) from investment operations# -
  Net investment loss(S)                                      $(0.18)                $(0.24)                $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           11.78                   4.21                  (1.02)
                                                              ------                 ------                 ------
      Total from investment operations                        $11.60                 $ 3.97                 $(1.19)
                                                              ------                 ------                 ------

Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                       $(0.53)                $(0.11)                $  --
                                                              ------                 ------                 ------
Net asset value - end of period                               $25.54                 $14.47                 $10.61
                                                              ======                 ======                 ======
Total return                                                   81.32%++               37.53%                (10.08)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    2.18%+                 2.16%                  2.18%+
  Net investment loss                                          (1.92)%+               (1.78)%                (1.51)%+
Portfolio turnover                                                72%                   104%                   196%
Net assets at end of period (000 Omitted)                   $174,889                $74,493                $24,450

(S)Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                                       $(0.18)                $(0.25)                $(0.17)
    Ratios (to average net assets):
      Expenses##                                                2.17%+                 2.22%                  2.28%+
      Net investment loss                                      (1.91)%+               (1.84)%                (1.61)%+
 *For the period from the inception of Class C, November 3, 1997, through August 31, 1998.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                                SIX MONTHS ENDED  -------------------------------------            AUGUST 31,
                                               FEBRUARY 29, 2000                1999               1998                 1997*
                                                     (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                      $14.71             $10.70             $13.08               $10.00
                                                           ------             ------             ------               ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                          $(0.09)            $(0.11)            $(0.03)              $ 1.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        11.98               4.27              (0.40)                2.07
                                                           ------             ------             ------               ------
      Total from investment operations                     $11.89             $ 4.16             $(0.43)              $ 3.08
                                                           ------             ------             ------               ------
Less distributions declared to shareholders -
  From net investment income                               $   --             $   --             $(0.72)                  --
  From net realized gain on investments and foreign
    currency transactions                                   (0.64)             (0.15)             (1.23)                  --
                                                           ------             ------             ------               ------
      Total distributions declared to shareholders         $(0.64)            $(0.15)            $(1.95)                  --
                                                           ------             ------             ------               ------
Net asset value - end of period                            $25.96             $14.71             $10.70               $13.08
                                                           ======             ======             ======               ======
Total return                                                82.13%++           39.06%             (4.50)%              30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.18%+             1.16%              1.18%                1.54%+
  Net investment income (loss)                              (0.92)%+           (0.77)%            (0.21)%              12.65%+
Portfolio turnover                                             72%               104%               196%                 887%
Net assets at end of period (000 Omitted)                 $20,537             $9,973             $3,321               $1,494

(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets effective November 1, 1997, through December 31, 1999, and 0.30% thereafter. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/ under these limitations and the waivers had not been in place for the periods indicated, the net investment income
    (loss) per share and the ratios would have been:

    Net investment income (loss)                           $(0.09)            $(0.12)            $(0.03)              $ 0.92
    Ratios (to average net assets):
      Expenses##                                             1.17%+             1.22%              1.28%                2.52%+
      Net investment income (loss)                          (0.91)%+           (0.83)%            (0.31)%              11.63%+

 *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS New Discovery Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrowers, and is allocated between the Fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $170,479,978. These loans were collateralized by U.S. Treasury securities of $1,898,000 and cash of $175,573,676, which was invested in the following short-term obligation:

                                                                  AMORTIZED COST
                                                     SHARES            AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    175,573,676         $175,573,676

Short Sales - The Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. Prior to January 1, 2000, the expense reimbursement fee was 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 29, 2000, aggregate unreimbursed expenses amounted to $264,809.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $192,365 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,347 for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $351 and $363 for Class B and Class C shares, respectively, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $10,127, $147,614, and $12,972 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $766,469,703 and $525,353,473, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $908,986,165
                                                                 ------------
Gross unrealized appreciation                                    $408,768,067
Gross unrealized depreciation                                     (49,320,849)
                                                                 ------------
    Net unrealized appreciation                                  $359,447,218
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                 SIX MONTHS ENDED FEBRUARY 29, 2000           YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------       ------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          14,823,054      $  310,581,924        21,929,599     $  298,839,798
Shares issued to shareholders in
  reinvestment of distributions         426,086           8,377,747            83,708          1,083,406
Shares reacquired                    (6,297,090)       (120,576,212)      (10,951,616)      (153,369,534)
                                    -----------      --------------       -----------     --------------
    Net increase                      8,952,050      $  198,383,459        11,061,691     $  146,553,670
                                    ===========      ==============       ===========     ==============

Class B Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000           YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------        -----------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           5,232,728      $  107,750,004         7,912,588     $  104,420,557
Shares issued to shareholders in
  reinvestment of distributions         312,114           6,095,436            72,888            939,522
Shares reacquired                    (1,216,655)        (23,180,151)       (3,659,525)       (48,606,010)
                                    -----------      --------------       -----------     --------------
    Net increase                      4,328,187      $   90,665,289         4,325,951     $   56,754,069
                                    ===========      ==============       ===========     ==============

Class C Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000           YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------        -----------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           2,541,230      $   52,068,405         4,058,416     $   54,988,585
Shares issued to shareholders in
  reinvestment of distributions         115,566           2,258,174            17,675            228,190
Shares reacquired                      (957,287)        (18,494,271)       (1,234,357)       (16,797,230)
                                    -----------      --------------       -----------     --------------
    Net increase                      1,699,509      $   35,832,308         2,841,734     $   38,419,545
                                    ===========      ==============       ===========     ==============

Class I Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000           YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------        -----------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             218,302      $    4,530,126           475,891     $    6,403,650
Shares issued to shareholders in
  reinvestment of distributions          23,330             462,405             4,587             59,727
Shares reacquired                      (128,483)         (2,738,184)         (112,721)        (1,538,146)
                                    -----------      --------------       -----------     --------------
    Net increase                        113,149      $    2,254,347           367,757     $    4,925,231
                                    ===========      ==============       ===========     ==============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $2,877. The Fund had no significant borrowings during the period.

MFS(R) NEW DISCOVERY FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                     For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Walter E. Robb, III - President and Treasurer,         kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial          business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting          (or leave a message anytime).
Group, Inc. (office services)
                                                       INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                    MFS Service Center, Inc.
Vice President, Director, and Secretary,               P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                For general information, call toll free:
Executive Officer, MFS Investment Management           1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                  For service to speech- or hearing-impaired,
specialists) Ward Smith - Former Chairman              call toll free: 1-800-637-6576 any business day
(until 1994), NACCO Industries (holding                from 9 a.m. to 5 p.m. Eastern time. (To use
company)                                               this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company               For share prices, account balances, exchanges,
500 Boylston Street                                    or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                  1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                       touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                            WORLD WIDE WEB
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Brian E. Stack*

TREASURER
W. Thomas London*

 Independent Trustee
*MFS Investment Management

MFS(R) NEW DISCOVERY FUND                                       ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
  We invented the mutual fund(R)                                    MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MND-3  4/00 85M 97/297/397/897